Exhibit 99.5
UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
The accompanying unaudited pro forma condensed combined statement of operations present the pro forma consolidated results of operations of the combined company for the six months ended June 30,2011 based upon the historical, unaudited financial statements of ADVENTRX Pharmaceuticals, Inc. (“ADVENTRX”) and SynthRx, Inc. (“SynthRx”), after giving effect to the acquisition of SynthRx and adjustments described in the following footnotes, and are intended to reflect the impact of this acquisition on ADVENTRX on a pro forma basis.
On April 8, 2011, SRX Acquisition Corporation, a Delaware corporation and wholly owned subsidiary of ADVENTRX (“Merger Sub”), merged with and into SynthRx, Inc. pursuant to the terms of the Agreement and Plan of Merger, dated February 12, 2011 (the “Merger Agreement”), by and among ADVENTRX, Merger Sub, SynthRx and, solely with respect to Sections 2 and 8 of the Merger Agreement, an individual who was a principal stockholder of SynthRx, the separate existence of Merger Sub ceased and SynthRx continued as the surviving corporation and a wholly owned subsidiary of ADVENTRX. As of the effective time of the merger, all issued and outstanding securities of SynthRx were automatically converted and exchanged into the right to receive from ADVENTRX the consideration set forth in the Merger Agreement.
The unaudited pro forma condensed combined statement of operations for the six months ended June 30, 2011 combines ADVENTRX’s historical results for the six months ended June 30, 2011 with SynthRx’s historical results for the three months ended March 31, 2011. The unaudited pro forma statement of operations gives effect to the acquisition as if it had been consummated on January 1, 2010. The unaudited pro forma condensed combined statement of operations is presented for illustrative purposes only. It does not purport to represent what ADVENTRX’s consolidated results of operations would have been had the transaction actually occurred as of January 1, 2010, and it does not purport to project ADVENTRX’s future consolidated results of operations.
We have not presented a pro forma condensed combined balance sheet as of June 30, 2011, because the impact of the acquisition of SynthRx, which was completed on April 8, 2011, is reflected in the unaudited condensed consolidated balance sheet of ADVENTRX Pharmaceuticals, Inc. as of June 30, 2011, included in ADVENTRX’s Quarterly Report on Form 10-Q for the period ended June 30, 2011, which was filed with the Securities and Exchange Commission on August 8, 2011.
Pro Forma Adjustments
The historical consolidated financial information has been adjusted to give effect to pro forma events that are (1) directly attributable to the acquisition and (2) factually supportable and reasonable under the circumstances. There are no events that are expected to have a continuing impact and therefore, no adjustments to the pro forma condensed combined statement of operations were made in that regard.
The pro forma adjustments are based upon available information and certain assumptions that ADVENTRX believes are reasonable under the circumstances.
You should read this information in conjunction with:
•	the accompanying notes to the unaudited pro forma condensed combined financial statements included in this Exhibit 99.5 to this Current Report on Form 8-K/A (Amendment No. 2);

•	the separate historical financial statements of SynthRx as of March 31, 2011 and for the three months ended March 31, 2011 included as Exhibit 99.4 to this Current Report on Form 8-K/A (Amendment No. 2);

•	the separate historical consolidated financial statements of ADVENTRX as of June 30, 2011 and for the six months ended June 30, 2011 included in ADVENTRX’s Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on August 8, 2011; and

•	ADVENTRX’s Current Report on Form 8-K related to its acquisition of SynthRx filed with the Securities and Exchange Commission on April 11, 2011.

•	ADVENTRX’s Amendment No. 1 to the Current Report on Form 8-K related to its acquisition of SynthRx filed with the Securities and Exchange Commission on June 3, 2011.

ADVENTRX PHARMACEUTICALS, INC.
(A Development Stage Enterprise)
UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 2011

			Pro Forma		Pro Forma
	ADVENTRX	SynthRx	Adjustments		Combined

Grant revenue	$—	$—	$—		$—
Cost of goods sold	—	—	—		—

Gross margin	—	—	—		—

Operating expenses:
Research and development	1,953,866	3,000	—		1,956,866
Selling, general and administrative	3,397,854	35,277	—		3,433,131
Transaction-related expenses	2,028,923	301,566	(1,617,453	)(a)	713,036
Depreciation and amortization	20,237	—	—		20,237

Total operating expenses	7,400,880	339,843	(1,617,453)		6,123,270

Loss from operations	(7,400,880)	(339,843)	1,617,453		(6,123,270)

Interest income	43,869	26	—		43,895
Interest expense	—	(1,746)	1,746	(b)	—
Other expense	8,382	—	—		8,382

Loss before income taxes	(7,348,629)	(341,563)	1,619,199		(6,070,993)

Provision for income taxes	—	—	—		—

Net loss	(7,348,629)	(341,563)	1,619,199		(6,070,993)

Deemed dividends on preferred stock	—	—	—		—

Net loss applicable to common stock	$(7,348,629)	$(341,563)	$1,619,199		$(6,070,993)

Loss per common share — basic and diluted	$(0.30)				$(0.23)

Weighted average shares outstanding — basic and diluted	24,512,515				26,021,862

See accompanying notes to unaudited pro forma condensed combined statement of operations.

ADVENTRX PHARMACEUTICALS, INC.
(A Development Stage Enterprise)
NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
1. Basis of Presentation
The unaudited pro forma condensed combined statement of operations included herein have been prepared pursuant to the rules and regulations of the Securities and Exchange Commission. Certain information and certain footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles in the United States (“U.S. GAAP”) have been condensed or omitted pursuant to such rules and regulations; however, management believes that the disclosures are adequate to make the information presented not misleading.
We have not presented a pro forma condensed combined balance sheet as of June 30, 2011, because the impact of the acquisition of SynthRx, which was completed on April 8, 2011, is reflected in the unaudited condensed consolidated balance sheet of ADVENTRX Pharmaceuticals, Inc. as of June 30, 2011 included in ADVENTRX’s Quarterly Report on Form 10-Q for the period ended June 30, 2011, which was filed with the Securities and Exchange Commission on August 8, 2011.
2. Acquisition of SynthRx
On April 8, 2011, SynthRx, a private biotechnology company developing a novel, purified, rheologic and antithrombotic compound, poloxamer 188, now referred to as ANX-188, became a wholly owned subsidiary of ADVENTRX pursuant to the terms of the Agreement and Plan of Merger, dated February 12, 2011 (the “Merger Agreement”), by and among ADVENTRX, SRX Acquisition Corporation, a wholly owned subsidiary of ADVENTRX, SynthRx and, solely with respect to Sections 2 and 8 of the Merger Agreement, an individual who was a principal stockholder of SynthRx. The acquisition is accounted for as a business combination.
As consideration for the transaction, all shares of SynthRx common stock outstanding immediately prior to the effective time of the merger were cancelled and automatically converted into the right to receive shares of ADVENTRX’s common stock, in the aggregate, as follows:
(i) 862,078 shares (the “Fully Vested Shares”) of ADVENTRX’s common stock, which shares were issued on April 8, 2011 and represent 1,000,000 shares, less 137,922 shares that were deducted as a result of certain expenses of SynthRx, and 200,000 of which were deposited into escrow (the “Closing Escrow Amount”) to indemnify ADVENTRX against breaches of representations and warranties;
(ii) up to 1,938,773 shares of ADVENTRX’s common stock at the at the effective time of the merger (the “Subject to Vesting Shares,” and together with the 862,078 Fully Vested Shares issued to the former stockholders of SynthRx and the escrow agent, the “Closing Shares”), which Subject to Vesting Shares are subject to various repurchase rights by ADVENTRX and fully vest, subject to reduction upon certain events, upon achievement of the First Milestone (defined below);
(iii) up to 1,000,000 shares of ADVENTRX’s common stock issued upon achievement of the First Milestone (the “First Milestone Payment”); provided, however, that in the event the First Milestone is achieved prior to the first anniversary of the closing of the merger, 20% of the First Milestone Payment shall be deposited into escrow (the “First Milestone Escrow Amount,” and together with the Closing Escrow Amount, the “Escrow Amount”). The “First Milestone” means the dosing of the first patient in a phase 3 clinical study carried out pursuant to a protocol that is mutually agreed to by SynthRx and ADVENTRX; provided, however, that the number of evaluable patients planned to target statistical significance with a p value of 0.01 in the primary endpoint shall not exceed 250 (unless otherwise mutually agreed) (the “First Protocol”). In the event that the FDA indicates that a single phase 3 clinical study will not be adequate to support approval of a new drug application covering the use of ANX-188 for the treatment of sickle cell crisis in children (the “ANX-188 NDA”), “First Milestone” shall mean the dosing of the first patient in a phase 3 clinical study carried out pursuant to a protocol that (a) is mutually agreed to by SynthRx and ADVENTRX as such and (b) describes a phase 3 clinical study that the FDA has indicated may be sufficient, with the phase 3 clinical study described in the First Protocol, to support approval of the ANX-188 NDA.
(iv) 3,839,400 shares of ADVENTRX’s common stock issued upon achievement of the Second Milestone. The “Second Milestone” shall mean the acceptance for review of the ANX-188 NDA by the FDA; and
(v) 8,638,650 shares of ADVENTRX’s common stock issued upon achievement of the Third Milestone. The “Third Milestone” shall mean the approval by the FDA of the ANX-188 NDA.

3. Pro Forma Condensed Combined Statement of Operations
The unaudited pro forma condensed combined statement of operations presents the pro forma consolidated results of operations of the combined company based upon the historical, unaudited financial statements of ADVENTRX and SynthRx, after giving effect to the SynthRx acquisition and adjustments described in the following footnotes, and are intended to reflect the impact of this acquisition on ADVENTRX on a pro forma basis.
The unaudited pro forma condensed combined statement of operations for the six months ended June 30, 2011 combines ADVENTRX’s historical results for the six months ended June 30, 2011 with SynthRx’s historical results for the three months ended March 31, 2011. The unaudited pro forma statement of operations gives effect to the acquisition as if it had taken place on January 1, 2010.
The unaudited pro forma condensed combined statement of operations is presented for illustrative purposes only.
4. Pro Forma Adjustments
The pro forma adjustments included in the unaudited pro forma condensed combined statement of operations are as follows:
a.	To reduce transaction-related expenses for costs incurred in connection with the SynthRx acquisition.

b.	To eliminate interest expense related to SynthRx’s recorded liabilities that ADVENTRX did not assume.
5. Pro Forma Net Loss per Share
Shares used to calculate unaudited pro forma combined basic and diluted net loss per share are based on the sum of the following:
a.	The number of ADVENTRX weighted-average shares used in computing historical net loss per share, basic and diluted; and

b.	The number of ADVENTRX weighted-average shares issued to the former stockholders of SynthRx on April 8, 2011, as initial consideration for the acquisition.
6. Transaction Costs
For the six months ended June 30, 2011, transaction costs incurred related to the acquisition of SynthRx totaled $1,617,453, $1,315,887 of which were incurred by ADVENTRX and $301,566 of which were incurred by SynthRx. These costs have been recorded as a pro forma adjustment to reduce transaction-related expenses in the statement of operations for the six months ended June 30, 2011.
The combined company may incur charges to operations in subsequent periods that ADVENTRX cannot reasonably estimate to reflect costs associated with integrating the two businesses. In addition, the combined company may incur additional transaction-related expenses in subsequent periods, which could have a material impact on the combined company’s financial position or results of operations.